THE OBERWEIS FUNDS

SUPPLEMENT DATED JANUARY 9, 2006

TO THE PROSPECTUS DATED OCTOBER 1, 2005

Effective as of the close of business on January 13, 2006, the Oberweis Micro-Cap Fund will cease sales of shares of the Micro-Cap Fund to new shareholders. All existing shareholders of the Micro-Cap Fund as of the close of business on January 13, 2006 may continue to invest in the Micro-Cap Fund and will be permitted to reinvest any dividends, capital gains or distributions in additional shares of the Micro-Cap Fund.

The Oberweis Micro-Cap Fund may resume sales of shares to new investors at some future date.

The Oberweis Emerging Growth Fund, the Oberweis Mid-Cap Fund and the Oberweis China Opportunities Fund remain open to both new shareholders and existing shareholders.

January 9, 2006

THE OBERWEIS FUNDS

3333 Warrenville Road, Suite 500

Lisle, Illinois 60532

1-800-245-7311